Exhibit 99.1

Jupiter Wellness Changes its Name to Safety Shot and Ticker to “SHOT” in Alignment with New Business Focus

Safety Shot is the first patented beverage on Earth that helps a person feel better faster by reducing blood alcohol content and boosting clarity

JUPITER, FL – September 14 2023 — Jupiter Wellness, Inc. (Nasdaq: JUPW) (Nasdaq: SHOT) today announced that effective September 15, 2023, the Company has changed its name to Safety Shot, Inc. and at the open of market has changed its ticker symbol and will be trading as “SHOT”.

The Company recently acquired Safety Shot which is going into production at facilities across the U.S. in preparation for its launch in the fourth quarter of 2023. Created by industry experts, patented, and validated by research, Safety Shot helps to break down alcohol faster while aiding in recovery and rehydration. Safety Shot is pushing the boundaries of innovation by creating an exciting new product category—rapid alcohol detoxification—in the fast-growing hangover remedies market, which was valued at $1.56 billion in 2020 and is projected to grow at a CAGR of 14.6% from 2021 to 2028.

“We are very excited about the opportunities ahead for our Company in the functional beverage industry,” stated Safety Shot’s CEO Brian John. “Our management team now includes accomplished serial entrepreneurs, a former senior executive from one of the world’s largest beverage companies, and an industry leading expert in flavoring science and product formulation. We’ve created a multi-channel strategy designed to dominate e-commerce, quickly win retail shelf space, and establish longstanding ties with key distribution and sales partners in a $1.5 billion industry growing at a double-digit annual rate.”

The Company invites members of the media to the unveiling of Safety Shot on September 15th at 4pm for the opportunity to taste samples and meet management for a Q&A. If you are a member of the media and would like to attend, please send your credentials to media@jupiterwellness.com.

About Safety Shot

Safety Shot, a wellness and functional beverage company, is set to launch Safety Shot, the first patented beverage on Earth that helps people feel better faster by reducing blood alcohol content and boosting clarity. The Company plans to spin off legacy assets from its Jupiter Wellness business to unlock value for shareholders.

Interested investors and shareholders are encouraged to sign up for press releases and industry updates by registering for Email Alerts at https://jupiterwellness.com/email-alerts/ and by following Jupiter Wellness on Twitter and LinkedIn.

Forward Looking Statements

This communication contains forward-looking statements regarding Jupiter Wellness, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jupiter Wellness’ control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Jupiter Wellness and, including those described from time to time under the caption “Risk Factors” and elsewhere in Jupiter Wellness’ Securities and Exchange Commission (SEC) filings and reports, including Jupiter Wellness’ Annual Report on Form 10-K for the year ended December 31, 2023 and future filings and reports by Jupiter Wellness. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Jupiter Wellness on its website or otherwise. Jupiter Wellness undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Safety Shot Media Contact:

Phone: 561-244-7100

Email: info@JupiterWellness.com

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